MERIT SECURITIES CORPORATION


Monthly Payment Report

Payment Statement
MERIT Series 5
Payment Date:     28-Mar-97
Reporting Month:  February

          Class
          Interest    Beginning       Interest      Interest     Principal     Total            Applied Ending
Class     Rate        Balance         Accrual       Payment      Payment       Distribution     Losses  Balance
Class A-1  0.000000%            $0.00       $0.00         $0.00          $0.00         $0.00    $0.00             $0.00
Class A-2  5.925000%  $134,896,808.38 $666,052.99   $666,052.99  $5,627,331.36 $6,293,384.35    $0.00   $129,269,477.02
Class A-3 15.000000%   $23,307,500.00 $291,343.75   $291,343.75          $0.00   $291,343.75    $0.00    $23,307,500.00

                      $158,204,308.38 $957,396.74   $957,396.74  $5,627,331.36 $6,584,728.10    $0.00   $152,576,977.02

Class      CUSIP     Priority    Principal Type   Interest Type
Class A-1  589962AM1 Senior      Sequential       Floater
Class A-2  589962AL3 Senior      Sequential       Floater
Class A-3  589962AN9 Senior      Sequential       Floater

MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT Series 5

Payment Date:     28-Mar-97
Reporting Month:  February


                                                              Interest    Interest    Principal
           Original        Original Integral     Record       Accrual     Payment     Payment     Ending          Remaining
Class      Balance         Pct Pool Denomination Date         Factor      Factor      Factor      Balance         Principal
Class A-1   $23,980,860.00 10.00%   $1,000.00    28-Feb-97     0.00000000  0.00000000  0.00000000           $0.00 0.00000000
Class A-2  $179,856,450.00 75.00%   $1,000.00    28-Feb-97     3.70324773  3.70324773 31.28790410 $129,269,477.02 0.71873695
Class A-3   $23,307,500.00  9.72%   $1,000.00    28-Feb-97    12.50000000 12.50000000  0.00000000  $23,307,500.00 1.00000000

           $227,144,810.00                                                                        $152,576,977.02

MERIT SECURITIES CORPORATION

Credit Enhancement Summary
MERIT Series 5

Payment Date:         28-Mar-97
Reporting Month       February

Reserve Funds and Subordination

                          Initial Coverage     Beginning Coverage   Adjustments Losses      Insured Balance Ending Coverage
Type
Pool Over Collaterization 5.28% $12,663,785.76 7.34% $12,481,869.97 $0.00       $180,064.58 $164,409,484.62 7.59% $12,481,869.97




                                                     Beginning         Current                         Ending
                                                     Balance           Deposits         Adjustments    DPR  Balance
Discount Principal Reserve Account                   $448,677.78       $85,920.48       $180,064.58    $354,533.68
(Included in above coverage amount)

Insurance

                                Initial Coverage     Beginning Coverage   Adjustments Losses Insured Balance Ending Coverage
Type             Purpose
Insurance Policy Pool Insurance 25.00% $6,340,890.55 39.74% $6,340,890.55 $0.00       $0.00  $15,783,770.57  40.17% $6,340,890.55

Surplus Summary

Class                      Total Distribution
Surplus                    $373,972.34

Delinquency Statistics
                                     Current              % of
                    # of Loans      Balance             Current
30+ Days                67          $8,767,241             5.33%
60+ Days                19          $4,084,977             2.48%
90+ Days                48          $7,483,298             4.55%
Foreclosure             11          $2,030,401             1.23%
REO                     18          $3,414,378             2.08%

Totals                 163         $25,780,295            15.68%


Advances on Delinquencies                                      $239,313.20
Non-Recoverable Advances on Delinquencies                            $0.00

MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT Series 5
Payment Date:   28-Mar-97
Report Date:    February

Collateral Proceeds Account

Beginning Balance                                  $0.00

Deposits                                                     Withdrawals

Interest Net of Servicing Fee              $1,350,441.20     Interest Payments                 $957,396.74
Principal                                  $5,713,251.84     Principal Payments              $5,627,331.36
Deposits From Reserve Fund                         $0.00     Surplus                           $373,972.34
Other Deposits                                     $0.00     MBIA Fee                           $19,072.12
                                                             Discount Principal Reserve         $85,920.48


Total Deposit                              $7,063,693.04     Total Withdrawals               $7,063,693.04


  Ending Balance                                   $0.00


Note: "Principal" and Interest Net of Servicing Fee" includes Advances on Delinquencies